                                                                    Exhibit 10.1

                                                                    May 21, 2002
Mr. Robert E. Caldwell
393 Mattison Drive
Concord, MA  01742

Dear Ed:

This letter is to confirm that the following options to acquire the Common Stock of Millipore Corporation granted to you under the Millipore Corporation 1999 Stock Option Plan for Non-Employee Directors (the "99 Option Plan") have been converted into options to acquire the number of shares of Common Stock, $0.01 par value, of Mykrolis Corporation at the exercise price specified in the table below. These converted options are subject to the terms of this letter agreement, of the 99 Option Plan and of the original grant letter with the exception that Mykrolis Corporation is substituted for Millipore Corporation and, as specified below, the options cover shares of Mykrolis Corporation.


---------- --------------- -------------- ---------------- --------------- ----------------
                              Original    Unvested Options Post Conversion  Post-Conversion
Grant #    Grant Date      Exercise Price   on 2/27/02     Exercise Price  Unvested Options
---------- --------------- -------------- ---------------- --------------- ----------------
006880     April 16, 1998      $35.625           500           $6.5602           2,715
---------- --------------- -------------- ---------------- --------------- ----------------
007379     April 22, 1999     $29.9375          1,000          $5.5129           5,431
---------- --------------- -------------- ---------------- --------------- ----------------
007897     April 27, 2000     $69.9375          1,500         $12.8787           8,146
---------- --------------- -------------- ---------------- --------------- ----------------
008545     April 25, 2001      $56.30           2,000         $10.3674          10,861
---------- --------------- -------------- ---------------- --------------- ----------------

The above conversions have been determined by calculating the relationship (the "ratio") of the closing price of Millipore common stock on the NYSE on the spin-off date (February 27, 2002) [$57.02] to the opening price of Mykrolis common stock on the NYSE on the first trading day after the spin-off (February 28, 2002) [$10.50]. This ratio [5.43047611] was multiplied times the number of Millipore shares covered by each of your unvested options to yield the number of Mykrolis shares covered by the post conversion option; the ratio was then divided into the exercise price of each of your Millipore unvested options to yield the exercise price of the post conversion option. These calculations were designed to preserve the "intrinsic value" of your pre-spin Millipore options in the converted options immediately after the spin. For example, your 1998 unvested option grant had an intrinsic value of $10,697.50 as of the close of trading on the NYSE on February 27, 2002 [(500 X MIL FMV of $57.02) - (500 X original exercise price of $35.625) = $10,697.50] and that option had the same intrinsic value as of the opening of trading on the NYSE on February 28, 2002 [(2,715 X MYK FMV of $10.50) - (2,715 X post conversion exercise price of $6.5602) = $10,697.50].

Mr. Robert E. Caldwell
May 21, 2002
Page 2


All of the above converted options will expire on August 9, 2006 in accordance with and subject to the provisions of the 99 Option Plan. Under the 99 Option Plan all outstanding stock options normally are cancelled upon the resignation of a director. There is an exception, however, where the director resigns with the consent of Millipore Corporation, a special exercise period of up to 5 years is established. Accordingly, upon your resignation from the Millipore Board of Directors on August 9, 2001 your unvested Millipore options were held in suspense until the spin-off date when they were converted into Mykrolis options as described above.

Your converted options will vest in annual increments on the date of the Annual Meeting of the Board of Directors of Mykrolis Corporation in accordance with the following schedule:

-------- -------------- ----------------- ----------------- ----------------- -----------------
                         Vest on Annual    Vest on Annual    Vest on Annual    Vest on Annual
Grant #  Grant Date     Meeting Date 2002 Meeting Date 2003 Meeting Date 2004 Meeting Date 2005
-------- -------------- ----------------- ----------------- ----------------- -----------------
006880   April 16, 1998      2,715          Fully Vested      Fully Vested      Fully Vested
-------- -------------- ----------------- ----------------- ----------------- -----------------
007379   April 22, 1999      2,715             2,716          Fully Vested      Fully Vested
-------- -------------- ----------------- ----------------- ----------------- -----------------
007897   April 27, 2000      2,715             2,715             2,716          Fully Vested
-------- -------------- ----------------- ----------------- ----------------- -----------------
008545   April 25, 2001      2,715             2,715             2,715              2,716
-------- -------------- ----------------- ----------------- ----------------- -----------------

Please acknowledge receipt of this letter by signing and returning the enclosed copy of this letter to the address below. It is necessary for us to receive this signed acknowledgement before any of the converted options may be exercised.

                                             Very truly yours,

                                             MYKROLIS CORPORATION

                                            /s/ C. William Zadel
                                     ------------------------------------
                                               C. William Zadel
                               Chairman of the Board and Chief Executive Officer

Please return the signed copy of this letter to:

Ms. Gloria Williams
Mykrolis Corporation
129 Concord Road
Billerica, MA 01821

Receipt and acceptance of the foregoing is hereby acknowledged:

         /s/ Robert E. Caldwell                          5/22/02
---------------------------------------          ---------------------
                Signature                                 Date